EATON VANCE INTERNATIONAL SMALL-CAP FUND
Supplement to Summary Prospectus dated April 1, 2021

The following changes are effective October 1, 2021:

The following replaces “Management”:

Investment Adviser. Eaton Vance Management (“Eaton Vance”).

Investment Sub-Adviser. Eaton Vance Advisers International Ltd. (“EVAIL”).

Portfolio Managers. The Fund is managed by Aidan Farrell, Vice President of MSIM Fund Management (Ireland) Limited (“MSIM FMIL”), who has managed the Fund since its inception in December 2015. Prior to October 2021, Mr. Farrell was Vice President of Eaton Vance Global Advisors Limited (“EVGA”).

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